SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 5, 2003

(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Venture, 3rd Floor, Irvine, California	92618

(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated February 25, 2003

Exhibit 99.2 Regulation FD Presentation of Stephen H. Gordon, Chairman and Chief Executive Officer

Exhibit 99.3 Regulation FD Presentation of David S. DePillo, President and Chief Operating Officer

Exhibit 99.4 Regulation FD Commercial Capital Bancorp, Inc. Data Sheet included in Sandler O’Neill West Coast Financial Services Conference materials

Item 9.    Regulation FD Disclosure

As previously announced, Commercial Capital Bancorp, Inc. (the “Company”) intends to participate in the Sandler O’Neill West Coast Financial Services Conference to be held on March 5, 2003. The Company’s Chairman and Chief Executive Officer, Stephen H. Gordon, will present an overview of the Company and discuss its 2002 performance. His presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Company’s President and Chief Operating Officer, David S. DePillo, is scheduled to participate in the California Commercial Real Estate Panel. His presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The press release announcing such appearances and the data sheet with respect to the Company included in the conference materials are attached hereto as Exhibits 99.1 and 99.4, respectively, and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: March 5, 2003.